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                                                                    EXHIBIT 23.1



                           CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Consumer Portfolio Services, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                       KPMG PEAT MARWICK LLP



Orange County, California
March 3, 1997